Exhibit 99.1
PRESS RELEASE

Signify Health completes acquisition of Caravan Health

Company to harness combined capabilities to accelerate adoption of advanced alternative payment models, supporting the Centers for Medicare and Medicaid’s critical imperatives to improve health equity and have everyone in Medicare fee-for-service aligned to an accountable entity by 2030

DALLAS, NEW YORK and KANSAS CITY (March 1, 2022) — Signify Health, Inc. (NYSE: SGFY), a leading value-based healthcare platform that leverages advanced analytics, technology and nationwide healthcare provider networks, today announced it has completed the acquisition of Caravan Health, a leader in enabling accountable care organizations (ACOs) to excel in population health management and value-based payment programs.

The combination creates one of the largest national networks of providers engaged in value-based payment models. Signify Health will now enable a broader range of value-based and shared savings models from advanced primary care to specialty care bundles to total cost of care programs. The Company also will now be well-positioned to serve community hospitals, physician practices and clinics – entities who have been slower to adopt episodes of care and bundled payments due to lack of infrastructure to do so. With the completion of this acquisition, Signify Health now will support approximately $10 billion in total medical spend under management.

“Giving providers a multi-payor solution ensures that what they do for one patient can be done for all others, irrespective of coverage or individual characteristics,” said Kyle Armbrester, CEO of Signify Health. “With the combined capabilities of Signify and Caravan, we will be able to give providers what they need – one platform to manage better health outcomes for all of their patients, from a simple condition or procedure to a complex combination and across multiple payors. I’m looking forward to working with our expanded team to unlock these opportunities and help our clients bring their value-based care strategies to scale – and improve health outcomes across a range of payment models.”

Pursuant to the agreement previously announced on February 10, 2022, the transaction is valued at an initial purchase price of $250 million, consisting of $190 million in cash and $60 million in Signify Health common stock. The transaction also includes contingent additional payments of up to $50 million in cash based on the future performance of Caravan Health, which was backed by VSS Capital Partners. Signify Health intends to provide guidance for the combined company when it reports its financial results for the fourth quarter and full year 2021 results on March 2, 2022.

About Signify Health

Signify Health is a leading healthcare platform that leverages advanced analytics, technology, and nationwide healthcare provider networks to create and power value-based payment programs. Our mission is to transform how care is paid for and delivered so that people can enjoy more healthy, happy days at home. Our solutions support value-based payment programs by aligning financial incentives around outcomes, providing tools to health plans and healthcare organizations designed to assess and manage risk and identify actionable opportunities for improved patient outcomes, coordination and cost-savings. Through our platform, we coordinate what we believe is a holistic suite of clinical, social, and behavioral services to address an individual’s healthcare needs and prevent adverse events that drive excess cost, all while shifting services towards the home. For more information on how we are taking health homeward, visit us at signifyhealth.com.

Forward Looking Statement

This release contains forward-looking statements. All statements other than statements of historical fact included in this release are forward-looking statements. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business, our belief that Caravan brings key technology, insights and transformation services to community hospitals, physician practices and clinics, our belief that the combination of Signify and Caravan will support approximately $10 billion in total medical spend under management, our belief that Signify and Caravan will have one of the largest national networks of providers engaged in risk-based payment models, our belief that the combination of Signify and Caravan will support the diversification of Signify’s product offerings and services, our ability to effectively integrate the operations and technology of Caravan into Signify and our ability to achieve the anticipated benefits and synergies in acquiring Caravan. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include: risks associated with acquiring other businesses including our ability to effectively integrate the operations and technologies of the acquired business; the COVID-19 pandemic and whether the pandemic will continue to subside in 2022; our dependence upon a limited number of key customers; our dependence on certain key government programs; our failure to maintain and grow our network of high-quality providers; our failure to continue to innovate and provide services that are useful to customers and achieve and maintain market acceptance; our limited operating history with certain of our solutions; our failure to compete effectively; the length and unpredictability of our sales cycle; failure of our existing customers to continue or renew their contracts with us; failure of service providers to meet its obligations to us; seasonality that may cause fluctuations in our sales, cash flows and results of operations; our failure to achieve or maintain profitability; our revenue not growing at the rates they historically have, or at all; our failure to successfully execute on our growth initiatives, business strategies, or operating plans, including growth in our Commercial Episodes business; our failure to successfully launch new products; our failure to diversify sources of revenues and earnings; inaccurate estimates and assumptions used to determine the size of our total addressable market; changes in accounting principles applicable to us; incorrect estimates or judgments relating to our critical accounting policies; increases in our level of indebtedness; our failure to effectively adapt to changes in the healthcare industry, including changes in the rules governing Medicare or other federal healthcare programs; our failure to adhere to complex and evolving governmental laws and regulations; our failure to comply with current and future federal and state privacy, security and data protection laws, regulations or standards; our employment of and contractual relationships with our providers subjecting us to licensing or other regulatory risks, including recharacterization of our contracted providers as employees; adverse findings from inspections, reviews, audits and investigations from health plans; inadequate investment in or maintenance of our operating platform and other information technology and business systems; our ability to develop and/or enhance information technology systems and platforms to meet our changing customer needs; higher than expected investments in our business including, but not limited to, investments in our technology and operating platform, which could reduce our profitability; security breaches or incidents, loss or misuse of data, a failure in or breach of our operational or security systems or other disruptions; disruptions in our disaster recovery systems or management continuity planning; our ability to comply with, and changes to, laws, regulations and standards relating to privacy or data protection; our ability to obtain, maintain, protect and enforce our intellectual property; our dependence on distributions from Cure TopCo, LLC, our operating subsidiary, to fund dividend payments, if any, and to pay our taxes and expenses, including payments under the Tax Receivable Agreement; the control certain equity holders have over us and our status as a controlled company; our ability to realize any benefit from our organizational structure; risks associated with an increase in our indebtedness; and the other risk factors described under “Risk Factors” in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which are available free of charge on the SEC's website at: www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this presentation. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

Investor Contact:
Jennifer W. DiBerardino
Head of Investor Relations and Treasurer
investor.relations@signifyhealth.com

Media Contact:
Lynn Shepherd
Vice President of Communications
lshepherd@signifyhealth.com

Source: Signify Health